UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 31, 2011

CNB CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-24523	57-0792402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 320, Conway, South Carolina	29528
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(843) 248-5721

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 31, 2011 CNB Corporation mailed to shareholders its quarterly shareholder financial report which discloses the results of operations of the Company for the years ended December 31, 2010 and December 31, 2009 and the financial condition of the Company as of December 31, 2010 and December 31, 2009.

The financial report is attached hereto as Exhibit 99.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits

       99   December 31, 2010 Financial Report mailed to shareholders March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 31, 2011                                                                                           CNB Corporation

                                                                                                                    /s/L. Ford Sanders, II
                                                                                                                    L. Ford Sanders, II
                                                                                                                    Executive Vice President,
                                                                                                                    Treasurer, and Chief Financial Officer